                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                EXCHANGE ACT OF 1934

                         DATE OF REPORT:  January 12, 1999



                                    YAHOO! INC.
              (Exact name of registrant as specified in its charter)

                                      0-26822
                             (Commission File Number)

                CALIFORNIA                            77-0398689
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                              3420 CENTRAL EXPRESSWAY
                           SANTA CLARA, CALIFORNIA 95051
              (Address of principal executive offices, with zip code)

                                   (408) 731-3300
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

On January 12, 1999, Yahoo! Inc., a California corporation ("Yahoo!") announced (i) Yahoo!'s financial results for the quarter and year ended December 31, 1998, (ii) a 2-for-1 stock split, and (iii) the expansion of executive roles. A copy of Yahoo!'s press releases announcing these matters are attached as Exhibits 99.1, 99.2, and 99.3 hereto and incorporated by reference herein.

The press releases filed as exhibits to this report include "safe harbor" language, pursuant to the Private Securities Litigation Reform Act of 1995, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of factors affecting the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1998, filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS.

          99.1      Press Release dated January 12, 1999.
          99.2      Press Release dated January 12, 1999.
          99.3      Press Release dated January 12, 1999.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                YAHOO! INC.

Date: January 12, 1999             By:  /s/ Gary Valenzuela
                                        -------------------
                                   Gary Valenzuela
                                   Senior Vice President, Finance and
                                   Administration, and Chief Financial Officer

                                  YAHOO! INC.

                               INDEX TO EXHIBITS


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
     99.1           Press Release dated January 12, 1999.
     99.2           Press Release dated January 12, 1999.
     99.3           Press Release dated January 12, 1999.